EXHIBIT 10.7
                              AGREEMENT AND RELEASE


     This Agreement and Release (this "Release") is made and entered into as of the 31st day of December, 2003, by and between John Pesce ("Pesce"), FIC Financial Services, Inc., a Nevada corporation ("FICFS"), and Financial Industries Corporation, a Texas corporation ("FIC").

                              W I T N E S S E T H:

     WHEREAS, on May 30, 2003, FICFS acquired all of the shares of capital stock of Total Compensation Group Consulting, Inc., a Texas corporation ("TCG"), pursuant to that certain Stock Purchase Agreement, dated as of May 30, 3003 (the "TCG Stock Purchase Agreement"), by and among Arthur Howard, Geoffrey Calaway, W.M. Hartman, Edward Harman, III, M.B. Donaldson, Teri Hoyt, Alycia Andrews, Charles Francis, Tom Cook, David Allen and Marcus Smith (each, a "Shareholder," and collectively, the "Shareholders"), Pesce, Mike Cochran, TCG, FIC and FICFS;

     WHEREAS, pursuant to the TCG Stock Purchase Agreement, 50,004 shares of common stock, par value $.20 per share, of FIC (the "FIC Shares") were issued to Pesce and Mike Cochran and deposited in escrow to be distributed to Pesce and Mike Cochran in accordance with the TCG Stock Purchase Agreement;

     WHEREAS, on May 30, 2003, Pesce became an employee of FICFS pursuant to that certain Employment Agreement, dated as of May 30, 2003 (the "Employment Agreement"), by and between Pesce and FICFS;

     WHEREAS, on May 30, 2003, FICFS acquired (i) from Scott Bell, Wayne Desselle and Chris Murphy all of the shares of capital stock of Paragon Benefits, Inc., a Texas corporation ("Paragon Benefits"), The Paragon Group, Inc., a Texas corporation ("Paragon Group"), and Paragon National, Inc., a Texas corporation ("Paragon National" and, together with Paragon Benefits and Paragon Group, "Paragon"), and (ii) from Earl Johnson and TCG all of the shares of capital stock of JNT Group, Inc., a Texas corporation ("JNT" and, together with Paragon and TCG, the "New Era Companies"), with Pesce participating in the negotiations and sale of the New Era Companies to FICFS;

     WHEREAS, Pesce has resigned his employment with FICFS, effective as of December 31, 2003;

     WHEREAS, Pesce has asserted certain claims against FICFS and FIC under the TCG Stock Purchase Agreement and the Employment Agreement, asserting rights to recover certain amounts allegedly owed to Pesce under the Employment Agreement in connection with his resignation, including accelerated salary and bonus, and demanding the release of the FIC Shares from escrow pursuant to the TCG Stock Purchase Agreement and the Employment Agreement;

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     WHEREAS,  FICFS and FIC have at all times denied, and continue to deny, any liability to Pesce and have denied, and continue to deny, any and all claims asserted by Pesce arising out of the TCG Stock Purchase Agreement and Employment Agreement;

     WHEREAS, Pesce, FICFS and FIC have agreed to resolve fully and finally any and all differences between them;

     WHEREAS, the parties recognize that arbitration, litigation and other disputes between them are expensive, uncertain, and time-consuming, and that settlement on agreeable terms is preferable to ongoing disputes and litigation;

     WHEREAS, the parties desire to provide the below-described mutual releases of claims, and Pesce, FICFS and FIC desire to enter into this Release and agree to the terms and provisions hereof; and

     WHEREAS, the settlement provided for herein is not and shall not in any way be construed or deemed to be evidence or an admission or a concession of any fault, liability, fact or amount of damages, or any other matter whatsoever on the part of the parties, and the parties are entering into this Release solely to avoid the substantial expense, inconvenience and burden of litigation and to completely and finally put to rest all claims;

     NOW, THEREFORE, in consideration of the mutual promises contained in this Release, the parties agree as follows:

     1. Any and all Pesce Claims (as  hereinafter  defined)  shall be and hereby are fully and finally settled, satisfied, released and discharged in consideration of (i) the sum of TEN THOUSAND DOLLARS ($10,000.00), which shall be paid by FICFS or FIC by check delivered to Pesce upon the execution by Pesce of this Release, and (ii) the release by FIC and FICFS of all FIC Claims (as hereinafter defined) pursuant to this Release. Pesce agrees that FIC's and FICFS's release of any and all FIC Claims pursuant to this Release and the above-described payment are contrary to FIC's and FICFS's normal policies and interests, and are good and valuable consideration for Pesce's release of all Pesce Claims pursuant hereto. Except for the payment to be made pursuant to this paragraph, Pesce agrees that FICFS and FIC have paid him all sums owed Pesce by virtue of the TCG Stock Purchase Agreement and Employment Agreement, whether with respect to past, present and/or future periods of time, including, without limitation, any and all vacation pay, severance pay, salary, bonus, stock, variable and other wages, and any and all other compensation amounts and expense reimbursements, and that he has no rights, with respect to past, present and/or future periods of time, to the FIC Shares. The parties agree that the described payment is to be treated as wages and subject to standard payroll deductions and withholdings.

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     2. Any and all FIC  Claims  shall  be and  hereby  are  fully  and  finally settled, satisfied, released and discharged in consideration of the release by Pesce of all Pesce Claims pursuant to this Release. FIC and FICFS agree that Pesce's release of any and all Pesce Claims pursuant to this Release is contrary to Pesce's normal policies and interests, and is good and valuable consideration for FIC's and FICFS's release of all FIC Claims pursuant hereto and for the above described payment to Pesce.

     3. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pesce, for and on behalf of his present and former assignors, creditors, assigns, heirs, executors, spouses, personal representatives, administrators, transferees and attorneys (collectively, the "Pesce Releasors"), hereby knowingly and voluntarily and forever release, acquit and discharge FICFS and FIC and their respective past, present and future parent companies, stockholders, owners, subsidiaries, divisions, related or affiliated entities, predecessors and successors, their respective present and former officers, directors, partners, limited partners, principals, members, stockholders, owners, employees, agents, servants, subrogees, insurers and attorneys, and their respective successors, predecessors, assigns, representatives, heirs, executors, spouses, personal representatives, administrators, transferees and attorneys from any and all claims or causes of action, including debts, suits, rights of action, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, variances, executions, demands, rights, liabilities, losses or obligations of any kind or nature whatsoever, matured or unmatured, liquidated or unliquidated, absolute or contingent, accrued or unaccrued, known or unknown, suspected or unsuspected, whether heretofore or hereafter accruing, whether or not asserted, threatened, alleged or litigated in any forum, at law, admiralty, equity or otherwise, including without limitation, claims for indemnity or contribution, or for costs, expenses (including without limitation amounts paid in settlement) and attorneys' fees which any person or entity has, owns or holds, or might have had, owned or held, formerly had or hereafter might have, own or hold, directly, indirectly, individually, representatively, derivatively or in any capacity for or because of anything done or omitted prior to and including the date hereof including, but not limited to, those which arise out of or are directly or indirectly related in any way to (i) Pesce's employment with and/or resignation from FICFS, including, without limitation, any and all claims for sums allegedly owed Pesce under the Employment Agreement, including, without limitation, any and all vacation pay, severance pay, salary, bonus, stock, variable and other wages, and any and all other compensation

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amounts  and  expense  reimbursements,  or (ii) the  acquisition  of the New Era
Companies by FICFS, including, without limitation, any and all claims for the release of the FIC Stock to Pesce under the TCG Stock Purchase Agreement and/or the Employment Agreement (collectively, "Pesce Claims"); provided, however, that this Release shall not include a release of any rights the Pesce Releasors may have to enforce the terms and conditions of this Release or the Stock Purchase Agreement, dated as of the date hereof (the "New Era Stock Purchase Agreement"), by and among BCDP Holdings, LLP, a Delaware limited liability partnership ("BCDP"), FICFS and FIC.

     4. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, FICFS and FIC and their respective past, present and future parent companies, stockholders, owners, subsidiaries, divisions, related or affiliated entities, predecessors and successors, their respective present and former officers, directors, partners, limited partners, principals, members, stockholders, owners, employees, agents, servants, subrogees, insurers and attorneys, and their respective successors, predecessors, assigns, representatives, heirs, executors, spouses, personal representatives, administrators, transferees and attorneys (collectively, the "FIC Releasors"), hereby knowingly and voluntarily and forever release, acquit and discharge Pesce, the New Era Companies and their respective assigns, heirs, executors, spouses, representatives, administrators, transferees, past, present and future parent companies, subsidiaries, divisions, related or affiliated entities, predecessors and successors, subrogees, insures and attorneys, from any and all claims or causes of action, including debts, suits, rights of action, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, variances, executions, demands, rights, liabilities, losses or obligations of any kind or nature whatsoever, matured or unmatured, liquidated or unliquidated, absolute or contingent, accrued or unaccrued, known or unknown, suspected or unsuspected, whether heretofore or hereafter accruing, whether or not asserted, threatened, alleged or litigated in any forum, at law, admiralty, equity or otherwise, including without limitation, claims for indemnity or contribution, or for costs, expenses (including without limitation amounts paid in settlement) and attorneys' fees which any person or entity has, owns or holds, or might have had, owned or held, formerly had or hereafter might have, own or hold, directly, indirectly, individually, representatively, derivatively or in any capacity for or because of anything done or omitted prior to and including the date hereof including, but not limited to, those which arise out of or are directly or indirectly related in any way to (i) the Employment Agreement or Pesce's employment with and/or resignation from FICFS, or (ii) the acquisition of the New Era Companies by FICFS, including the TCG Stock Purchase Agreement (collectively, "FIC Claims"); provided, however, that this Release shall not include a release of any rights the FIC Releasors may have to enforce the terms and conditions of this Release or the New Era Stock Purchase Agreement.

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     5.  Neither  this  Release  nor any  payments or  performance  by the Pesce
Releasors or the FIC Releasors shall in any way be construed as an admission by the Pesce Releasors or the FIC Releasors, or any of their parents, subsidiaries, affiliates, or related companies, of any acts of wrongdoing, negligence, or violation of any statute, law, or legal right. The parties hereto are settling any and all FIC Claims and Pesce Claims solely in the interest of reasonable compromise. Neither this Release nor any of its terms and provisions nor any of the negotiations or proceedings in connection with it (a) is, or is intended to be, an admission by any party or any evidence of the truth of any fact alleged, or the validity of any claim that has been or could have been asserted, or of any liability, fault or wrongdoing of such party, or (b) shall be offered or received in evidence in any action or proceeding of any kind other than such proceedings as may be necessary to consummate, defend or enforce this Release.

     6. Pesce represents that he has not transferred or assigned, to any person or entity, any Pesce Claim, or any portion thereof, or interest therein. FICFS and FIC represent that neither has transferred or assigned, to any person or entity, any FIC Claim, or any portion thereof, or interest therein.

     7. FIC and FICFS (collectively,  the "Indemnifying  Parties"),  jointly and severally, shall indemnify TCG and Cochran and their respective successors, heirs, personal representatives and assigns (collectively, the "Indemnified Parties"), against and hold them harmless from any and all damage, claim, loss and liability (excluding any expenses incurred by the Indemnified Parties, including, without limitation, attorneys' fees) (collectively, "Damages") arising directly out of any right of contribution asserted by a Shareholder against any Indemnified Party to the extent such right of contribution arises directly out of any dispute, claim, litigation or similar proceeding initiated by FIC or FICFS against such Shareholder that is related to the TCG Stock Purchase Agreement and/or the transactions contemplated thereby. An Indemnified Party seeking indemnification pursuant to this paragraph shall give prompt written notice to the Indemnifying Parties of the assertion of any claim, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder; provided that the failure to give such notice shall not affect the Indemnified Party's rights to indemnification hereunder, unless such failure shall prejudice in any material respect the Indemnifying Parties' ability to defend such claim, action or proceeding. An Indemnified Party shall have the right to settle the claim for Damages at any time, subject to the approval of the Indemnifying Parties which shall not be unreasonably withheld.

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     8. The parties represent and acknowledge that in executing this Release, no party has relied upon any representation(s) by any other party, or agents or attorneys of any other party, except as expressly contained in this Release.

     9. The parties hereby expressly waive any and all claims based upon representations that are not set forth in this Release, including, without limitation, claims for fraudulent inducement of this Release.

     10. The parties agree, each to the others, that the statements, representations, agreements and covenants contained herein are contractual in nature and not mere recitations of fact, and that the agreements and covenants herein shall be binding upon the parties, their respective heirs, administrators, representatives, executors, successors and assigns, and shall inure to the benefit of their respective heirs, administrators, representatives, executors, successors and assigns.

     11. The language of this Release shall, in all cases, be construed as a whole, according to its fair meaning, and not strictly for, or against, any of the parties.

     12. Should any provision of this Release be declared, or be determined, by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions of this Release shall not be affected and any illegal or invalid part, term, or provision, should not be deemed to be a part of this Release.

     13. Each party agrees to enter into or execute such additional documents as are or may be necessary to carry out the intent and express terms of this Release

     14. This Release may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall be deemed one and the same instrument.

     15. Each party shall bear their own costs and attorney's fees in connection with this Release.

     16. The parties agree that any disputes arising under or related to this Release shall be submitted to binding arbitration. Such arbitration shall be conducted pursuant to the then-current rules of the American Arbitration Association ("AAA"). However, AAA need not conduct said arbitration as the parties may agree to utilize any other commercially suitable service or qualified individual.

     17. This Release shall be construed and enforced in accordance with the laws of the State of Texas. The parties agree that this Release affects interstate commerce and that the arbitration, referenced in paragraph 16, shall be subject to the Federal Arbitration Act.

     18. The failure of a party to insist upon strict performance of any provision of this Release shall not constitute a waiver of, or estoppel against asserting, the right to require performance in the future. A waiver or estoppel in any one instance shall not constitute a waiver or estoppel with respect to a later breach.

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     19. This Release sets forth the entire agreement  between the parties,  and
fully   supersedes  any  and  all  prior  and   contemporaneous   agreements  or
understandings, oral or written, between the Parties pertaining to the subject matter in this Release. This Release may only be amended or modified in a writing duly executed by both Parties.

     MY SIGNATURE BELOW SUBSTANTIATES THAT I HAVE READ THE ABOVE AGREEMENT AND RELEASE AND AGREE AND CONSENT TO THE TERMS AND CONDITIONS THEREIN.

     Witness my hand this 31st day of December, 2003.


                                                /s/ John Pesce
                                        ______________________________________
                                        John Pesce


     Subscribed and sworn to by John Pesce before the undersigned Notary Public, on this 31st day of December, 2003.


                                        ______________________________________
                                        Notary Public for the State of Texas
                                        My Commission Expires:  ______________

                              * * * * * * * * * * *

     Witness my hand this 31st day of December, 2003.



                                        FIC Financial Services, Inc.


                                        By:     /s/ Theodore A. Fleron
                                           ___________________________________
                                           Theodore A. Fleron
                                           Secretary


     Subscribed and sworn to by Theodore A. Fleron before the undersigned Notary Public on this 31st day of December, 2003.



                                        ______________________________________
                                        Notary Public for the State of Texas
                                        My Commission Expires:  ______________

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                              * * * * * * * * * * *

     Witness my hand this 31st day of December, 2003.




                                        Financial Industries Corporation


                                        By:     /s/ Theodore A. Fleron
                                           ___________________________________
                                           Theodore A. Fleron
                                           Vice President and Secretary



     Subscribed and sworn to by Theodore A. Fleron before the undersigned Notary Public on this 31st day of December, 2003.



                                        ______________________________________
                                        Notary Public for the State of Texas
                                        My Commission Expires:  ______________



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